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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED AUGUST 1, 2006
                        TO PROSPECTUS DATED MAY 1, 2006

This supplement describes changes to the prospectus dated May 1, 2006 for Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

INVESTMENT PORTFOLIO

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC (LMPFA) will become the investment manager of the Legg Mason Partners Variable Equity Index Portfolio (the Portfolio) and Batterymarch Financial Management, Inc. (Batterymarch) will become the subadviser of the Portfolio. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Our forms and communications with you may temporarily continue to refer to the investment manager that the Portfolio had before August 1, 2006 until we are able to revise such documents.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

              5 Park Plaza, Suite 1900  Telephone: (888) 556-5412
              Irvine, CA 92614


                                                                     SUPP-PEPLM